                        SUPPLEMENT DATED JUNE 13, 2000
                                      TO
                         PROSPECTUS DATED MAY 1, 2000

This Supplement is intended to be distributed with prospectuses dated May 1, 2000 for "Flex V-1" variable life insurance policies and "Accommodator 2000 Variable Annuity", "Independence Variable Annuity" and "Independence Preferred Variable Annuity" variable annuity contacts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company.

                           ------------------------

 . The Global Equity variable investment option has been renamed the "International Opportunities II" variable investment option.

 . When you invest money in the International Opportunities II variable investment option, we invest your money in the corresponding Fund of the John Hancock Variable Series Trust I ("Trust"). The name of that Fund has been renamed the "International Opportunities II" Fund.

 .  The International Opportunities II Fund is managed by Rowe Price-Fleming
   International, Inc.

   This supplement is accompanied with a prospectus supplement dated June 13,
   --------------------------------------------------------------------------
2000 for the Trust that contains detailed information about the International
-----------------------------------------------------------------------------
Opportunities II Fund. Be sure to read that prospectus supplement before
-----------------------------------------------------------------------------
selecting the International Opportunities II investment option.
---------------------------------------------------------------